BOK Financial Corporation
Exhibit 99.1

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                        CERTIFICATION OF PERIODIC REPORT

I, Steven E. Nell, Executive Vice President and Chief Financial Officer of BOK Financial Corporation ("BOK Financial), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of BOK Financial for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 14, 2003

                                            /s/ Steven E. Nell
                                            Steven E. Nell
                                            Executive Vice President
                                            Chief Financial Officer
                                            BOK Financial Corporation

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                        CERTIFICATION OF PERIODIC REPORT

I, Stanley A. Lybarger, President and Chief Executive Officer of BOK Financial Corporation ("BOK Financial"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of BOK Financial for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 14, 2003

                                            /s/ Stanley A. Lybarger
                                            Stanley A. Lybarger
                                            President
                                            Chief Executive Officer
                                            BOK Financial Corporation

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